Debt and Convertible Preferred Stock Warrants - Schedule of the Company's Future Debt Maturities (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Debt And Convertible Preferred Stock Warrants [Abstract]
2022		$ 11,127
2023		24,576
2024		24,000
2025		8,000
2026		0
Thereafter		0
Total principal debt payments		67,703
Less: debt discount		(770)
Total debt	$ 66,402	$ 66,933	$ 31,700